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                                                                    EXHIBIT 23.1

                             [Dixon Odom PLLC Logo]

                         CONSENT OF INDEPENDENT AUDITORS

To the Board of Directors
United Community Bancorp
Hickory, North Carolina

We consent to the incorporation by reference in this registration statement of United Community Bancorp on Form S-8 of our report, dated January 18, 2002 for the year ended December 31, 2001.

/s/ Dixon Odom PLLC

Sanford, North Carolina
August 20, 2002